Exhibit 99.1

Jagged Peak

(JGPK.OB)

Solutions for the Demanding Enterprise

Jagged Peak, Inc

13577 Feather Sound Dr, Suite 330 Clearwater FL 33762 email: investor@jaggedpeak.com phone: 727-499-1717 Fax: 727-499-1731

Presented by: Paul Demirdjian, CEO

Andrew J. Norstrud, CFO

Solutions for the Demanding Enterprise

Introduction

Quick Facts

Jagged Peak helps companies manage orders, customers, catalogs, inventory and related activities for medium and large companies.

Our software and services are designed to help companies;

> Increase revenues and profitability

> Reduce operating cost

> Create repeat customers

> Establish new markets and services > Consolidation to single platform

We Typically do this in a managed service environment.

Solutions for the Demanding Enterprise

Selected Client List

> Jagged Peak services are used by clients with large number of customers that need high level of responses.

> Jagged Peak clients tend to outsource non-core services to companies with best practices in the field.

> Jagged Peak solutions are used by marketing and sales departments with minimum dependencies from their Information Technology departments or internal infrastructure.

Solutions for the Demanding Enterprise

Key Facts

Ticker JGPK.OB

Current share price, 8/28/06 $0.75

52-week trading range $0.52 - $2.70

3-month average volume 2,426.56 Shares

Shares outstanding 13.97 M

Warrants and Options 2M weighted average price $.85

Float 3.24 M

Market Cap $10.48 M

Insider Holdings 77%

Debt as of 06/30/06 $866,600

Cash Position as of 06/30/06 $115,000

EBITDA for Six Months Ended 6/30/06 $258,400 *

Cash Flow used in Operations during past six months $ 24,000

Auditor Pender Newkirk, & Company

Legal Counsel Shumaker, Loop & Kendrick, LLP

*For direct reconciliation to GAAP financial statements see the 6/30/06 10QSB filed with the SEC

Management Team

Paul B. Demirdjian – Chief Executive & Technology Officer

– First IPO in 1992 (DAVL)

– Help scaled Davel from $3 Million to over $250 Million in revenue

– Over 20 years senior management experience in public companies

Andrew J. Norstrud – Chief Financial Officer

– Significant Experience with high growth public companies

– Experienced CFO

– Extensive accounting and operational background in the industry

Vincent J. Fabrizzi – Chief Sales & Marketing Officer

– Over 20 years experience in senior management In Advertising industry

– Significant experience in marketing and sales

– Extensive relationships in some of the fortune 1000 corporations

Daniel R. Furlong – Chief Operating Officer

– Over 20 years experience in senior management

– Strong operational and financial background

– Deep expertise in several industries such services, technology and automotive.

Solutions for the Demanding Enterprise

Jagged Peak EDGE Based Solution Frame Work

Sources;

EDGE based web sites. The web sites can be multiple e-commerce, interactive, reporting and business process driven.

Sources also can be external data sources such as XML, EDI and etc.

EDGE;

Jagged Peak’s proprietary web based real time enterprise application manages all the aspects of the e-commerce, order management, customer information, catalog, inventory and all related integrations.

Distribution Centers;

Are either (1) physical product or literature distribution centers, which can be client owned or third party fulfillment centers or (2) electronic distribution through the EDGE software.

EDGE Integrator;

This EDGE utility allows the client to share information with all other systems such as ERP, CRM and etc.

Solutions for the Demanding Enterprise

Target Markets

+50 Billion

+10 Billion

+100 Billion

+100 Billion

Market Size**

* Data Source; Info USA

** Total sales per year

*** Only US companies were included

$8 Billion 799 Pharmaceuticals 4

$1.4 Billion 3,304 Travel and Tourism 3

$11 Billion 10,621 Retail and Luxury Goods 2

$14 Billion 3,827 Financial Services 1

IT Investment # of Companies Over $50 Million*

Market***

Sales Overview

Current Highlights

– Jagged Peak has completed Product development and infrastructure build out.

– Jagged Peak has deployed its services commercially over 3 years

– Current Jagged Peak growth has been hundred percent organic.

Short term strategies

– Expand sales force from 1.5 to 6 by the end of 2007

– Minimum revenues projected from the 6 sales people is 18 million starting second year

– Launch marketing services into

PR with industry specific publications Trade Shows Online marketing Collateral material and direct marketing

Sales Activities

95% of clients have opted for Jagged Peak’s Managed Services solution. Average sale cycle for Jagged Peak is between 3 and 6 months 90 to 120 day average deployment

Jagged Peak typical managed service technology client will spend with Jagged Peak

Managed Service Per Year Comments

1	License $25,000
2	Non Recurring & Activation $50,000
3	Professional Services $50,000 Annual spending
4	Recurring $25,000

Sales Performance

All Jagged Peak growth has come through organic growth Current sales team is 1  1/2 people.

Jagged Peak has participated in very few regional trade shows.

The new growth is projected based on additional marketing and sales efforts

Revenue Source Q3-06 and Q4-06 2007* 2007 % of Total

1	Current customer commitments $5,200,000 $10,650,000 56%
2	Expected current customer growth $740,000 $2,850,000 15%
3	Project new customer sales** $325,000 $5,387,200 28%
4
5	Total $6,265,000 $18,887,200 100%
*	Based on projected equity infusion.

** Based on increasing sales team by one or two people per quarter

Growth Strategy

71% of projected 2007 revenue is from existing clients. New sales growth will be generated from

– New marketing campaigns

– Expansion of sales force on quarterly basis

Strong news sales pipeline in place to accomplish the 2007 objectives.

– Jagged Peak is currently pursuing opportunities with over 25 companies

– New sales opportunities range between $150k to $500K for 2007

Solutions for the Demanding Enterprise

Davidoff

Solution Snapshot; Utilizing EDGE, Jagged Peak’s Enterprise Commerce Platform, Davidoff deploys multiple Branded e-commerce websites in cooperation with its company owned and franchised retail stores

Client Problem:

• Expand online business without compromising traditional sales channels.

• Allow each whole customer/retailers to sell online maintaining the brand and price parity

• Acquire single back office to support this effort globally.

Solution Benefits / Results:

• Establish multiple portals in EDGE

• Enabled each franchise to customize catalog and business rules.

• Provide single catalog, pricing and related activities management platform www.davidofflv.com

Solutions for the Demanding Enterprise

AIG Retirement Services

Solution Snapshot: AIG Retirement Services implemented EDGE and related portal enterprise wide to manage their brokers, dealers, customers and employee requests for regulated and non regulated time sensitive documents

Client Problem:

• Multiple and different non standard systems including mainframes

• Extremely cumbersome product launch

• Poor CRM capabilities

• Unable to manage compliance requirements which translated to slower sales

• Poor visibility into supply chain

Solution Benefits / Results:

• Improved customer satisfaction

- Available 24x7 anytime, anywhere

- Reduced errors,

- 99.9% same day order processing

• Real-time information access and reporting

• Reduced shipping and fulfillment costs www.aigsatheedge.com

Solutions for the Demanding Enterprise

TAG Heuer

Solution Snapshot: TAG Heuer deployed Multilanguage global Portal for TAG Heuer customers can register and access to premium information and services specific to each members market.

Client Problem:

• The client had no systems or means to identify and collect the customers information

• No global single CRM branded portal

• Markets could not create post sale customer loyalty programs.

Solution Benefits / Results:

• Global single destination portal for TAG Heuer customers

• TAG Heuer was able to identify over 500k new customers

• Consolidate all markets to support single brand and experience www.taghuer24.com

Competitive Landscape

• EDGE and related services are completely web based.

• It is deployed on J2EE, which set the standard for large system deployments.

• The EDGE application is commercially deployed both as managed services or direct license

• It is fully tested by third parties for security intrusion

Company Web Based Application Integrated Web Portal Real-Time Order Management Warehouse Management Distributed Architecture J2EE Managed Services License

1	Jagged Peak
2	Arasys Client Server
3	E-Commetry
4	Commerce One
5	IBM Wed Sphere
6	Manhattan Associates
7	I2
8	Donnelly

9 Merrill

10 Ariba

Solutions for the Demanding Enterprise

Financial Results and Projections

24% Revenue Growth for the six months ended 6/30/06

Six months ended EBITDA

- 2006 $258,400*

- 2005 $63,900*

Gross margin percentage improvement of over 3% for the six months ended, 6/30/06

Profit from Operations in Second Quarter 2006

Projections assume equity cash infusion

*For direct reconciliation to GAAP financial statements see the 6/30/06 10QSB filed with the SEC

-0.5 0.5 1.5 2.5 3.5 4.5 5.5 6.5 7.5

Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07

Revenue Gross Profit Operating Income $ mms

Comparable Companies

Market Avg Vol 52-w k Book

Item Symbol Name EPS (ttm) P/E Float P/B P/S

Cap (3m ) Range Value

1	ISWI INTERACTIVE SYSTEMS 17.93M 33,722 1.02 - 3.34 -0.51 N/A 7.14M 0.235 5.79 142.29
2	VITR VITRIA TECH INC 90.76M 31,568 2.40 - 3.41 -0.344 N/A 11.85M 1.15 2.37 2.01
3	JDAS JDA SOFTWARE GRP 480.81M 222,074 12.46 - 17.35 0.14 114.37 27.85M 9.8 1.7 2.32
4	MANH MANHATTAN ASSOC 646.64M 226,325 17.68 - 24.34 0.71 33.46 26.81M 7.852 3 2.37
5	PRFT PERFICIENT INC 367.31M 246,717 7.06 - 14.60 0.31 45.92 23.16M 3.496 3.85 2.87
6	JGPK.OB JAGGED PEAK INC 10.48M 2,235 0.52 - 2.70 -0.05 N/A 3.24M 0.088 8.52 0.97

Market Cap Net Profit Margin P/E Re turn on Equity Total Debt /Equity P/B Price To Free Cash

7	INDUSTRY BUSINESS SOFTWARE & SERVICES 143.3B 11.70% 30.5 15.20% 0.2 9.8 66

Solutions for the Demanding Enterprise

Value Proposition

Jagged Peak has a low price per sales based on current sales and 2007 Proforma revenue in comparison to comparable technology companies.

Limited cash burn from operations, which will allow Jagged Peak to use any cash infusion for marketing activities

Jagged Peak has a proven commercially viable product that has not been taken to market

The EDGE software is significantly undervalued on the books (less than the sale of one enterprise license)

The technology industry has an average P/E ratio of 29, ROE of 15 and price per book of 5.1

Summary

International, Marquee clients

Fully developed and proven product Recurring revenue model EBITDA positive Seasoned management team Minimal debt Management has achieved all of the above without significant external equity

Solutions for the Demanding Enterprise

Legal Disclosure

Certain oral statements made by management of Jagged Peak (the “Company”) from time to time, including certain statements contained herein, that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its directors or its officers about the Company and the industry in which it operates, and include among other items, statements regarding the Company’s business and growth strategies and its future financial performance. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words “expects,” “anticipates,” “intends,” “plans,“ “believes,” “seeks,” “estimates,” and similar expressions are generally intended to identify forward- looking statements. Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, management’s ability to successfully implement its business and growth strategies, including its ability to raise additional capital. The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

Solutions for the Demanding Enterprise

EBITDA Disclosure

EBITDA

EBITDA for the 26-week period ended June 30, 2006 was approximately $258,400 compared to approximately $63,900 in the comparable period of the prior year. The increase in the EBITDA is primarily related to the increased sales and increased productivity. The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization costs. The Company also excludes the cumulative effect of a change in accounting principle, discontinued operations, and the impact of restructuring and other charges from the computation. The Company believes EBITDA is a useful measure of operating performance before the impact of investing and financing transactions, making comparisons between companies’ earnings power more meaningful and providing consistent comparisons of the Company’s performance. In order to provide consistent comparisons of year-over-year EBITDA, the following reconciliation is provided. June 30, 2006 July 1, 2005 Net loss as reported $ (78,200) $ (201,400) Income tax benfit (34,500) (71,100) Interest expense 105,600 90,900 Depreciation and amortization 265,500 245,500 EBITDA $ 258,400 $ 63,900 For the 26-weeks ended

Solutions for the Demanding Enterprise

EBITDA Disclosure

USE OF GAAP AND NON-GAAP MEASURES

In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), the Company has included in this report earnings “EBITDA,” with EBITDA being defined by the Company as earnings before interest, taxes, depreciation and amortization. The Company also excludes the cumulative effect of a change in accounting principle, discontinued operations, and the impact of restructuring and other charges from the computation of EBITDA. For each non- GAAP financial measure, the Company haspresented the most directly comparable GAAP financial measure and has reconciled the non-GAAP financial measure with such comparable GAAP financial measure.

These non-GAAP financial measures provide useful information to investors to assist in understanding the underlying operational performance of the Company. Specifically, EBITDA is a useful measure of operating performance before the impact of investing and financing transactions, making comparisons between companies’ earnings power more meaningful and providing consistent period-over-period comparisons of the Company’s performance. In addition, the Company uses these non-GAAP financial measures internally to measure its on-going business performance and in reports to bankers to permit monitoring of the Company’s ability to pay outstanding liabilities.